EXHIBIT 10.1



                              AMENDMENT No. 1 dated as of June 30, 2003 (this
                         "Amendment"), to the Revolving Credit Agreement dated
                          ---------
                         as of January 31, 2003 (as amended, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement"), among WKI HOLDING COMPANY, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Revolving Credit Agreement as Lenders (the "Lenders"), and JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent.

          A. The Borrower has requested that the Lenders agree to amend certain provisions of the Revolving Credit Agreement as set forth herein.

          B. The Lenders are willing so to amend the Revolving Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

          C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Revolving Credit Agreement, as amended hereby.

          SECTION 1. Amendment to Section 1.01.  The definition of the term
                     --------------------------
"Borrowing Base" in Section 1.01 of the Revolving Credit Agreement is hereby amended by replacing the proviso in the first sentence of such definition with the following:

          provided that the amounts derived from clauses (b) and (c) shall at no
          --------
          time exceed the lesser of (i) 85% of the most recent appraised value of inventory and (ii) (A) during the period from July 1, 2003, through November 1, 2003, 175%, (B) during the first three fiscal quarters of any fiscal year other than fiscal year 2003, 125%, (C) and at all other times, 100%, in each case of the amount derived from clause (a) above.

          SECTION 2. Amendment to Section 6.16.  The table set forth in Section
                     --------------------------
6.16of the Revolving Credit Agreement is hereby amended and restated in its entirety as follows:

Date                                                 Amount
----                                                 ------

March 31, 2003                                       $67,200,000

June 30, 2003                                        $67,500,000

September 30, 2003                                   $72,350,000

December 31, 2003                                    $69,050,000

March 31, 2004                                       $71,800,000

June 30, 2004                                        $72,400,000


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Date                                                 Amount
----                                                 ------

September 30, 2004                                   $74,300,000

December 31, 2004                                    $77,000,000

March 31, 2005                                       $77,500,000

June 30, 2005                                        $78,000,000

September 30, 2005                                   $79,700,000

December 31, 2005                                    $82,100,000

March 31, 2006                                       $82,500,000

June 30, 2006                                        $82,900,000

September 30, 2006                                   $84,400,000

December 31, 2006                                    $86,500,000

March 31, 2007                                       $87,000,000

June 30, 2007                                        $87,400,000

September 30, 2007                                   $88,900,000


          SECTION 3. Representations and Warranties.  The Borrower represents
                     -------------------------------
and warrants to the Administrative Agent and to each of the Lenders that:

     (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such party hereto, enforceable against it in accordance with its terms.

     (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Revolving Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

         SECTION 4. Amendment Fee.  In consideration of the agreements of the
                    --------------
Lenders contained in this Amendment, the Borrower agrees to pay the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 12:00 (noon), New York City time, on June 30, 2003, an amendment fee (the "Amendment Fee") equal to 0.50% of the aggregate
                                 -------------
amount of the Commitments of such Lender.

         SECTION 5. Conditions to Effectiveness.  This Amendment shall become
                    ----------------------------
effective as of the date first above written when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear


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the signatures of the Borrower and the Lenders having Exposures and unused
Commitments representing at least 75% of the total Exposures and unused Commitments and (ii) the aggregate amount of the Amendment Fee, (b) the representations and warranties set forth in Section 3 hereof are true and correct and (c) all fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto, the Revolving Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, as applicable.

         SECTION 6. Credit Agreement.  Except as specifically amended hereby,
                    -----------------
the Revolving Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Revolving Credit Agreement shall mean the Revolving Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

          SECTION 7. APPLICABLE LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN
                     ---------------
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 8. Counterparts.  This Amendment may be executed in two or
                     -------------
more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

          SECTION 9. Expenses.  The Borrower agrees to reimburse the
                     ---------
Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

               SECTION 10. Headings.  The headings of this Amendment are for
                           ---------
purposes of reference only and shall not limit or otherwise affect the meaning hereof.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                         WKI HOLDING COMPANY, INC.,

                                           by   /s/  John C. Sorensen
                                                --------------------------------
                                              Name:   John C. Sorensen
                                              Title:  Vice President, Treasurer

                                         JPMORGAN CHASE BANK, individually
                                         and as Administrative Agent, Collateral
                                         Agent and Issuing Bank,

                                           by  /s/ Jonathan Katz
                                               ---------------------------------
                                              Name:   Jonathan Katz
                                                      Vice President


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